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                                                                   EXHIBIT 10.9



                      SECOND AMENDMENT TO PLEDGE AGREEMENT

         THIS SECOND AMENDMENT ("Second Amendment") is entered into and is effective on this 23rd day of April, 1996, by and between All American Group, Inc., a Delaware corporation, Dorothy Hatfield, Guy E. Hatfield, Julia Hatfield King, Scott Jeffrey Hatfield (collectively referred to as "Pledgor" and sometimes individually referred to as the "Obligors"), and Host Funding, Inc., a Maryland corporation, ("Pledgee") regarding the Note entered into between the Obligor and Host Funding on April 1, 1995, with reference to the following facts:

         A. On March 31, 1995, Obligor executed the Note in the amount of $1,805,675, payable to the order of AAG, which Note was subsequently assigned to Host Funding on April 1, 1995 by AAG in exchange for the Received Shares.

         B. Pursuant to the Financing Agreement, effective March 31, 1995, Obligor caused four (4) Mortgages on the Qualified Real Property to be conveyed as collateral for the obligations contained in the Financing Agreement and the Note.

         C. The purpose of this Amendment is to amend the Pledge Agreement in accordance with this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Pledge Agreement shall be amended by the addition of the following new paragraph 1.4:
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         1.4     As of the date of this Second Amendment, the term "Shares"
shall no longer mean the 26.2 Fractional Shares as defined above, but rather shall mean 60,000 shares of Class A Common Stock, 90,000 shares of Class B Common Stock, and 130,000 shares of Class C Common Stock of Host Funding.

                          PLEDGOR:
                          THE ALL AMERICAN GROUP, INC.
                          a Delaware corporation

                          By: /s/Guy E. Hatfield
                             --------------------------------------------
                             GUY E. HATFIELD, Its President

                          /s/ Dorothy Hatfield
                          -----------------------------------------------
                          DOROTHY HATFIELD

                          /s/ Guy E. Hatfield
                          -----------------------------------------------
                          GUY E. HATFIELD

                          /s/Julia Hatfield King
                          -----------------------------------------------
                          JULIA HATFIELD KING

                          /s/Scott Jeffrey Hatfield
                          -----------------------------------------------
                          SCOTT JEFFREY HATFIELD

                          Address:         P.O. Box 891540
                                           Temecula, CA 92589-1540

                          PLEDGEE:

                          HOST FUNDING, INC.
                          a Maryland corporation


                          By: /s/Michael S. McNulty
                              -------------------------------------------
                              MICHAEL S. MCNULTY, Its President

                          Address: 8235 Douglas Avenue, Suite 1300 Dallas, TX 75225
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                          PLEDGEHOLDER:

                          HOTEL MORTGAGE RESOURCES, INC.
                             a Delaware corporation

                          By: /s/ Ian Gardner-Smith
                              -------------------------------------------
                              IAN GARDNER-SMITH, Chief Executive Officer

                          Address:      7825 Fay Avenue, Suite 250
                                        La Jolla, CA 92037